UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2011

NATIONAL SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090 SANTA CLARA, CALIFORNIA	95052-8090
(Address of principal executive offices)	(Zip Code)

(408) 721-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 4, 2011, National Semiconductor Corporation, a Delaware corporation (“National”), Texas Instruments Incorporated, a Delaware corporation (“TI”), and Orion Merger Corp., a Delaware corporation and a wholly owned subsidiary of TI (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions therein, merge with and into National, and National will be the surviving corporation in the merger and a wholly owned subsidiary of TI (the “Merger”). The Board of Directors of National has unanimously approved the Merger Agreement and the Merger.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of National common stock issued and outstanding immediately prior to the Effective Time (other than shares (i) held in treasury of National, (ii) owned by TI or Merger Sub or (iii) owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be converted into the right to receive $25.00 in cash, without interest.

The completion of the Merger is subject to various closing conditions, including obtaining the approval of National’s stockholders and receiving certain foreign and domestic antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Merger Agreement contains customary representations, warranties and covenants by National and TI. National has agreed, among other things, not to solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative transaction.  In addition, certain covenants require each of the parties to use commercially reasonable efforts to cause the Merger to be consummated.  The Merger Agreement also requires National, subject to certain exceptions, to call and hold a stockholders’ meeting and recommend approval of the Merger.

The Merger Agreement contains certain termination rights and provides that (i) upon the termination of the Merger Agreement under specified circumstances, including, among others, by National to accept a superior proposal or by TI upon a change in the recommendation of National’s board of directors, National will owe TI a cash termination fee of $200 million and (ii) upon the termination of the Merger Agreement due to the failure to obtain antitrust approvals, TI will owe National a cash termination fee of $350 million.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about National or TI. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Schedule provided by National to TI in connection with the signing of the Merger Agreement. This confidential Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between National and TI rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about National.

Additional Information and Where to Find It

National plans to file with the Securities and Exchange Commission (the “SEC”) and send or give to its stockholders a proxy statement in connection with the proposed Merger. The proxy statement will contain important information about the proposed Merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by National through the web site maintained by the SEC at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.

National and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of National in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is included in National’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 11, 2010. This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, California 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.

Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger and the satisfaction of closing conditions precedent to the consummation of the proposed Merger, and other risks identified in National’s most recent Quarterly Report on Form 10-Q, as filed with the SEC on March 30, 2011, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. National assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

Item 8.01                                OTHER EVENTS

On April 4, 2011, National and TI issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(d)                                  Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among National Semiconductor Corporation, Texas Instruments Incorporated and Orion Merger Corp., dated as of April 4, 2011*

99.1	Joint press release dated April 4, 2011

*            Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. National agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: April 4, 2011	/s/ Todd M. DuChene
Todd M. DuChene
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among National Semiconductor Corporation, Texas Instruments Incorporated and Orion Merger Corp., dated as of April 4, 2011*

99.1	Joint press release dated April 4, 2011

*            Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. National agrees to furnish a supplementary copy of any omitted schedule to the SEC upon request.